SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated February12, 2010 entitled-"Proteonomix Inc.(PROT) Announces the Formation of Proteonomix Regenerative Translational Medicine Institute, Inc."

The press release is in its entirety below:

PROTEONOMIX, INC. (PROT) ANNOUNCES THE FORMATION OF PROTEONOMIX REGENERATIVE TRANSLATIONAL MEDICINE INSTITUTE, INC.

Mountainside, NJ- February 12, 2010 – Proteonomix, Inc. (other OTC: PROT) announces that it has formed a wholly-owned subsidiary, Proteonomix Regenerative Translational Medicine Institute, Inc. (“PRTMI”).

PRTMI will focus on the translation of promising research in stem cell biology and cellular therapy to clinical applications of regenerative medicine. The mission of PRTMI is to undertake preclinical and clinical trials in regenerative medicine for delivery of cutting edge therapies overcoming delays caused by non-clinical considerations. PRTMI intends to interface with clinical and preclinical programs in order to identify potential therapies that can be accelerated into clinical studies. PRMTI will develop clinical protocols, organize manufacturing of cellular products for clinical use, and monitor compliance of clinical trials conducted by PRTMI with government and regulatory bodies. PRTMI will seek to acquire and strategically align itself with proven products in the market place that may provide cutting edge strategies when combined with the regenerative medicine therapies being developed by Proteonomix, its parent. Further, PRTMI will seek to provide a seamless transition between cellular manufacturing laboratories and patient care facilities.

Proteonomix is a biotechnology company focused on developing therapeutics based upon the use of human cells and their derivatives. Proteonomix has facilities at a number of academic institutions. Its subsidiary, Proteoderm has developed a line of anti-aging cosmetics. Please visit www.proteonomix.com, www.proteoderm.com, www.pinksheets.com and www.sec.gov .

Certain statements contained herein are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that the statements made in this press release constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time the statements are made.

Contact:

Michael Cohen

Proteonomix, Inc.

(973) 544-6116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: February 24, 2010

By:

/s/Michael Cohen

Name:   Michael Cohen

President